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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 17, 2003

CoBiz Inc.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	000-24445 (Commission File Number)	84-0826324 (IRS Employer Identification No.)
821 17th Street Denver, Colorado 80202 (Address of principal executive offices and zip code)

(303) 293-2265
Registrant's telephone number, including area code

ITEM 5. OTHER EVENTS

        On September 17, 2003, CoBiz Inc. issued a press release announcing the raising of $20 million in a trust-preferred securities offering. The press release is attached hereto as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBIZ INC.
By:	/s/ LYNE B. ANDRICH Lyne B. Andrich Executive Vice President and Chief Financial Officer

Date: September 17, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of CoBiz Inc. on September 17, 2003

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  ITEM 5. OTHER EVENTS
SIGNATURE
EXHIBIT INDEX